Interest and Other Expense, Net - Interest and Other Expense, Net (Detail) - USD ($) $ in Thousands		12 Months Ended
		Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2020
Interest and other expense, net
Interest income		$ (7,821)	$ (4,822)	$ (4,233)
Interest expense	[1]	16,911	21,275	10,427
Foreign exchange loss	[2]	16,720	1,110	3,382
Other, net		581	(6,766)	1,860
Total		$ 26,391	$ 10,797	$ 11,436

[1]	For further details, please see Note 12 to the consolidated financial statements.
[2]	The Foreign exchange loss increase in fiscal year 2022 is primarily attributable to volatility of certain currencies’ exchange rates for which hedging the exposure through derivatives financial instruments was not cost effective as well as to the cost of executing our hedging policy through derivatives financial instruments.